SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 23, 2016

Charter Communications, Inc.

CCO Holdings, LLC

CCO Holdings Capital Corp.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation or organization)

001-33664	84-1496755

001-37789	86-1067239

333-112593-01	20-0257904
(Commission File Number)	(I.R.S. Employer Identification Number)

400 Atlantic Street

Stamford, Connecticut 06901

(Address of principal executive offices including zip code)

(203) 905-7801

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On December 23, 2016, Charter Communications Operating, LLC (“Charter Operating”) and certain of its subsidiaries entered into Amendment No. 1 (“Amendment No. 1”) to that certain Amended and Restated Credit Agreement, dated March 18, 1999, as further amended and restated on May 16, 2016 (such credit agreement as in effect immediately prior to Amendment No. 1, the “Existing Credit Agreement”). The changes to the Existing Credit Agreement include, among other things, (i) replacing all existing revolving commitments, Term A Loans, Term H Loans and Term I Loans with new revolving commitments, Term A-1 Loans, Term H-1 Loans and Term I-1 Loans and (ii) changing the interest rates applicable thereto and extending certain maturity dates, as set forth below.

(i) Revolving Loans, at the option of Charter Operating, bear interest at the Eurodollar Rate plus 1.75% or ABR plus 0.75% (reduced from the Eurodollar Rate plus 2.00% or ABR plus 1.00%);

(ii)Term A-1 Loan, at the option of Charter Operating, bear interest at the Eurodollar Rate plus 1.75% or ABR plus 0.75% (reduced from the Eurodollar Rate plus 2.00% or ABR plus 1.00%);

(iii) (A) Term H-1 Loan, at the option of Charter Operating, bear interest at the Eurodollar Rate plus 2.00% or ABR plus 1.00% (reduced from the Eurodollar Rate plus the sum of (x) 2.50% and (y) the amount, if any, by which 0.75% exceeds the Eurodollar Rate or ABR plus the sum of (x) 1.50% and (y) the amount, if any, by which 1.75% exceeds the ABR) and (B) the maturity date of the Term H-1 Loan is January 15, 2022 (extended from August 24, 2021); and

(iv) (A) Term I-1 Loan, at the option of Charter Operating, bear interest at the Eurodollar Rate plus 2.25% or ABR plus 1.25% (reduced from the Eurodollar Rate plus the sum of (x) 2.750% and (y) the amount, if any, by which 0.75% exceeds the Eurodollar Rate or ABR plus the sum of (x) 1.75% and (y) the amount, if any, by which 1.75% exceeds the ABR) and (B) the maturity date of the Term I-1 Loan is January 15, 2024 (extended from January 24, 2023).

A copy of Amendment No. 1 and the attachments thereto is filed herewith as Exhibits 10.1, and is incorporated herein by reference. The foregoing description of Amendment No. 1 does not purport to be complete and is qualified in its entirety by reference to the full text of this document.

ITEM 2.03.	CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

The information in Item 1.01 above is incorporated herein by reference.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit	Description
10.1	Amendment No. 1 dated as of December 23, 2016, to the Amended and Restated Credit Agreement dated as of March 18, 1999, as amended and restated on May 18, 2016, by and among Chart Communications Operating, LLC, CCO Holdings, LLC, the Lenders Party thereto and Bank of America, N.A., as Administrative Agent.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, each of Charter Communications, Inc., CCO Holdings, LLC and CCO Holdings Capital Corp. has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

CHARTER COMMUNICATIONS, INC., Registrant

Date: December 30, 2016	By:	/s/ Richard R. Dykhouse
Richard R. Dykhouse
Executive Vice President, General Counsel and Corporate Secretary

CCO Holdings, LLC Registrant

Date: December 30, 2016	By:	/s/ Richard R. Dykhouse
Richard R. Dykhouse
Executive Vice President, General Counsel and Corporate Secretary

CCO Holdings Capital Corp. Registrant

Date: December 30, 2016	By:	/s/ Richard R. Dykhouse
Richard R. Dykhouse
Executive Vice President, General Counsel and Corporate Secretary

Exhibit Index

Exhibit	Description
10.1	Amendment No. 1 dated as of December 23, 2016, to the Amended and Restated Credit Agreement dated as of March 18, 1999, as amended and restated on May 18, 2016, by and among Chart Communications Operating, LLC, CCO Holdings, LLC, the Lenders Party thereto and Bank of America, N.A., as Administrative Agent.

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